AMENDMENT N° 19

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 19 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 29th day of October, 2013 (“Effective Date”) by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have agreed to implement [***] into the [***] as forth in the: (i) [***]; (ii) [***]; (iii) [***]; and (iv) [***];

WHEREAS, Purchaser has agreed to purchase the [***] as set forth in: (i) [***]; and (ii) [***].

WHEREAS, Purchaser issued a letter, dated September 30, 2013, authorizing Contractor to proceed with the work necessary to implement [***], which is superseded by this Amendment; and

WHEREAS, the Parties have reached agreement on total price, milestone payment schedule and [***] for the implementation of [***].

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:   Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:   Article 1 of the Contract is hereby revised to add the following definition.

“[***]” means [***].

Article 3:   The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. Dollars (US$[***]) to a new Base Contract Price of no more than [***] U.S. Dollars (US$[***]).

Article 4:   The Parties agree to amend the [***] to add the following [***].

[***]

Article 5:   Article 10.4.1 is hereby modified by: (i) deleting the words “[***] meet” immediately before the text “the applicable requirements” in the first sentence; (ii) inserting the words “have been met by Contractor” at the end of the first sentence; and (iii) deleting the words “[***]” immediately before the text “[***]” in the second sentence.

Article 6:   The first sentence of Article 10.4.2 is hereby revised by (i) deleting the words “[***]” immediate before the text “[***]” in the first sentence and inserting the words “[***]” in place thereof; and (ii) inserting the word “to” immediately before the text “meet the applicable requirements”.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.	1

Draft Copy Iridium / Thales Alenia Space Confidential & Proprietary

Article 7:    Article 14.3.1 of the Contract is hereby revised by the addition of the following sentence directly at the end of Article 14.3.1.

“Notwithstanding the foregoing, Contractor’s obligation to resolve Satellite Defects or Anomalies set forth in this Article 14.3.1 shall [***] after completion of the last Satellite On-Orbit Satellite Acceptance of the final Satellite Batch.”

Article 8:   The Parties agree to issue a Change Control Request to the SOW and SPS to reflect the requirements set forth in the Applicable Documents, as deemed applicable.

Article 9:   The Payment Plan set forth in Exhibit D is hereby revised by the addition of the following Milestone payments.

[***]

Article 10:   Exhibit G, Intellectual Property, to the Contract is here by revised by addition of the Applicable CDRLs as set forth below to the table entitled “Intellectual Property Rights”.

[***]

Article 11:   The following tests will be suppressed from the scope of the FSA and added to the success criteria of Milestone [***] for [***].

•	[***]; and

•	[***]

Article 12: Milestone 142 set forth in the payment plan is hereby deleted and replaced in its entirety with the following:

[***]

Article 13:   Purchaser and Contractor agree that payment of the Final System Acceptance Milestone amount shall not be due until [***]. The payment shall be subject to the Interest Rate, starting on [***] until such payment is made.

Article 14:   This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 15:   All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov
Chief Operating Officer	Executive Vice President
Business Line Telecommunications

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.	2

Draft Copy Iridium / Thales Alenia Space Confidential & Proprietary